UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2017

GRAFTECH INTERNATIONAL LTD.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13888	27-2496053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 300 Park Center I
6100 Oak Tree Boulevard
Independence, Ohio 44131
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: 216-676-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Joel L. Hawthorne, President and Chief Executive Officer of GrafTech International Ltd. (the “Company”) notified the Company of his resignation from the Company effective January 11, 2017. Jeffrey C. Dutton has been appointed as the President and Chief Executive Officer of the Company to take effect as of the same date. Prior to this appointment, Mr. Dutton served as Vice President and Chief Operating Officer. In addition, Lionel D. Batty, the President of the Engineered Solutions business segment of GrafTech International Ltd., and Darrell A. Blair, the President of the Industrial Materials business segment of GrafTech International Ltd., have notified the Company of their decision to resign from the Company. They will continue in their roles for a short period to ensure a smooth transition.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GRAFTECH INTERNATIONAL LTD.

Date: January 11, 2017	By:	/s/ Quinn J. Coburn
Quinn J. Coburn
Vice President Finance, Chief Financial Officer and Treasurer